Loans from Other Institution	12 Months Ended
Dec. 31, 2023
Loans from Other Institution [Abstract]
Loans from other institution

Note 18 – Loans from other institution

Outstanding balances of loans from other financial institutions, which mainly includes the loan from Shenzhen Ronghui Commercial Factoring Co. Ltd. (“Ronghui”), as of December 31, 2023 and 2022 were $13,054,470 and $nil, respectively. Loans were pledged by accounts receivables of Zhisheng. The interest rate of these loans are 10% per annum, and the loan term was from the date on which the Ronghui pays the amount for the receivables into the bank account of Zhisheng, to the date on which the receivable becomes due. Normally, the payment term is within three months. Interest expenses incurred from loans from other financial institutions for the year ended December 31, 2023, 2022 and 2021 were $54,981, $nil and $nil, respectively.